SRATEGIC ENVIRONMENTAL ENERGY RESOURCES, INC.

EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Strategic Environmental & Energy Resources, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. John Combs III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 Dated: May 13, 2015

/s/ J. John Combs III
J. John Combs III
President and Chief Executive Officer